UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-4442 (Registrant’s Telephone Number)
Copy of all Communications to: Peter V. Hogan Buchalter 1000 Wilshire Boulevard, Suite 1500 Los Angeles, CA 90017 (213) 891-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosures set forth in Item 2.03 are incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

In October 2019, the Company issued Convertible Promissory Notes in the aggregate principal sum of $475,000, for proceeds in the amount of $425,000, net of an original issue discount of $50,000.  The Notes bear interest at a rate of 10%-12% per annum, mature 6-12 months from the date of issuance, and are convertible into restricted shares of the Company’s common stock at a conversion rate of 1) $0.10 per share and 2) seventy percent (70%) of the lowest trading price of the Company’s common stock the twenty (20) days preceding the conversion date.  In addition, 2,500,000 warrants were issued, exercisable at $0.10 per share for a period of five (5) years.

The Notes are attached to this Current Report as Exhibits 4.1 and 4.2, and incorporated herein by reference. The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Exhibits.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 30, 2019, in connection with a Securities Purchase Agreement with an accredited investor dated May 6, 2019, the Company received cash proceeds in the amount of $500,000 for the subscription of 6,000,000 shares of the Company’s restricted common stock.  In addition, the Company issued the investor 7,500,000 warrants to purchase shares of the Company’s common stock at an exercise price of $0.25 per share for a period of two (2) years.

The issuance of the Notes and Warrants were made in reliance on exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, on the basis that the Registrant had a pre-existing relationship with the investor and there was no public offering.

The disclosures set forth in Item 2.03 are incorporated into this Item 3.02 by reference.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit	Filing Reference
4.1*	12% Fixed Convertible Promissory Note dated October 23, 2019	Filed herewith*
4.2*	10% Convertible Promissory Note dated October 30, 2019	Filed herewith*

* Confidential disclosure schedules omitted.  The Registrant undertakes to furnish copies of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Dated: October 31, 2019	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer